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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2007


                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                                      43-1781797
            ---------                                      ----------
            (COMMISSION                                    (IRS EMPLOYER
            FILE NUMBER)                                   IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
  ---------------------------------------------------------------   ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)



                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.  REGULATION FD DISCLOSURE

         As previously reported, on December 17, 2003, Solutia Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         On May 16, 2007, the Debtors issued a press release announcing that they had filed with the Bankruptcy Court: (a) Debtors' Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code (the "Plan") and
(b) a related Amended Debtors' Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). A copy of a press release announcing the filing of the Plan and the Disclosure Statement is furnished as
Exhibit 99.1 hereto.

         Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number    Description
--------------    -----------
99.1              May 16, 2007 Press Release announcing that Solutia Inc.
                  filed its Amended Plan of Reorganization and Disclosure
                  Statement with the United States Bankruptcy Court for the
                  Southern District of New York





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             SOLUTIA INC.


                                             /s/ Rosemary L. Klein
                                             -----------------------------------
                                             Senior Vice President, General
                                             Counsel and Secretary

DATE: May 17, 2007